Business Combinations	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business Combinations	Acquisition and Disposition
Merlyn Mind Asset Acquisition
On September 9, 2025, the Company acquired certain intellectual property relating to an artificial intelligence ("AI") voice and remote control technology from Merlyn Mind, Inc., including software, patents, and related know-how. The transaction was accounted for as an asset acquisition. Total consideration was $212 based on the fair value of an equity-classified warrant issued to the seller. The amount was allocated to a single acquired intangible asset, included in patent and developed technology within Intangible assets, net on the consolidated balance sheets, and is being amortized over an estimated three-year useful life. Refer to Note 14. Shareholders' Equity (Deficit) for additional details related to the warrant.
Disposition of GEH Singapore
On October 2, 2024, the Company completed the sale (the "Disposition") of all of the Company's holdings of capital stock in GEH Singapore, constituting 85% of the total equity ownership of GEH Singapore prior to the Disposition, for cash consideration of $20,000, pursuant to the terms of a written agreement dated October 1, 2024 between the Company and an entity controlled by the former minority owner of GEH Singapore prior to the Disposition. Prior to the Disposition, GEH Singapore was considered one of the Company's two reportable segments and was composed of Singapore-based kindergarten and student care services.
In applying FASB ASC 205-20 Presentation of Financial Statements - Discontinued Operations ("ASC 250") and ASC 360 Property, Plant, and Equipment ("ASC 360"), the Company determined this sale represented a strategic shift with a major effect on the Company’s operations and financial results, and as a result, the GEH Singapore segment has been presented as discontinued operations and excluded from both continuing operations and segment results for all periods presented. The results of GEH Singapore, including the gain on disposition, were instead presented as discontinued operations in the consolidated statements of operations for the years ended December 31, 2024 and 2023. The cash flows from the GEH Singapore segment were presented as cash flows from discontinued operations within the consolidated statements of cash flows for the year ended December 31, 2024 and 2023. The Company has not historically allocated any general corporate overhead to the GEH Singapore segment. Refer to Note 20. Discontinued Operations for additional details.
The following table details the net assets that were transferred as a part of this 2024 disposition.

Cash and cash equivalents	$5,546
Accounts receivable, net	515
Prepaid expenses and other current assets	741
Amounts due from related parties	747
Inventories	158
Operating lease right-of-use assets	7,050
Property and equipment, net	4,751
Other non-current assets	2,215
Intangible assets	7,002
Goodwill	1,447
Total Assets	30,172

Due to related parties	(3)
Accounts payable	(328)
Accrued expenses and other current liabilities	(3,611)
Operating lease liabilities - current	(3,607)
Operating lease liabilities - non-current	(3,480)
Contract liabilities - current	(645)
Other non-current liabilities	(3,960)
Deferred tax liability	(1,271)
Total Liabilities	(16,905)

Net assets sold	$13,267
During 2024, the Company recognized a gain of $9,255 on the disposition, which was included in Income (loss) from discontinued operations, net of tax in the consolidated statements of operations. The following table summarizes the computation of the gain realized from the disposition:

Cash received	$20,000
Net assets sold	(13,267)
Non-controlling interest	1,956
Other comprehensive income	566
Gain on disposition	$9,255